SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION OF THE LISTED FUND:

DWS RREEF Global Infrastructure Fund

Effective on or about December 1, 2011, Deutsche Alternatives Asset Management (Global) Limited ("DAAM Global"), Deutsche Asset Management (Hong Kong) Limited ("DeAM Hong Kong") and Deutsche Investments Australia Limited ("DIAL") will no longer serve as sub−subadvisors to the fund.

Effective on or about December 1, 2011, the disclosure set forth below replaces the information under the heading “DEFINITIONS” found in the Part I section of the above-listed fund’s Statement of Additional Information:

“Sub-subadvisors” — For DWS RREEF Global Real Estate Securities Fund:  Deutsche Alternatives Asset Management (Global) Limited, 1 Great Winchester Street, London, United Kingdom, EC2N 2DB; Deutsche Asset Management (Hong Kong) Limited, 48/ F Cheung Kong Center, 2 Queen’s Road Central, Hong Kong, China and Deutsche Investments Australia Limited, Level 16 Deutsche Bank Place, Cnr Hunter & Phillip Streets, Sydney, Australia, NSW, 2000.

Please Retain This Supplement for Future Reference

November 21, 2011
SAISTKR-44